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Exhibit 10.1


                              AMENDED AND RESTATED


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TERM NOTE                                        BANKBOSTON RETAIL FINANCE INC.
                                                           ADMINISTRATIVE AGENT
                                                   BACK BAY CAPITAL FUNDING LLC
                                                                    TERM LENDER
================================================================================


Boston, Massachusetts                                        September 12, 2000
$17,000,000.00

         FOR VALUE RECEIVED, the undersigned, HomePlace of America, Inc., a Delaware corporation with its principal executive offices at 3200 Pottery Drive, Myrtle Beach, South Carolina 29577 (in such capacity, the "LEAD BORROWER") as agent for the following borrowers (individually, a ABORROWER@ and collectively, the "BORROWERS"), each with its principal executive offices at 3200 Pottery Drive, Myrtle Beach, South Carolina 29577: HomePlace of America, Inc. (a Delaware corporation); HomePlace Stores, Inc. (a Delaware corporation); HomePlace Stores Two, Inc. (a Delaware corporation); and HomePlace Management, Inc. (an Ohio corporation) respectively promises to pay to the order of Back Bay Capital Funding LLC, a Delaware limited liability company with offices at 40 Broad Street, Boston, Massachusetts (with any subsequent holder, the "TERM LENDER") the principal sum of

             SEVENTEEN MILLION AND NO/100 DOLLARS ($17,000,000.00),

with interest thereon at the times and in the manner as set forth with respect to the Term Loan as defined in the June 15, 1999 Loan and Security Agreement (as amended from time to time, the "LOAN AGREEMENT") between BankBoston Retail Finance Inc., a Delaware corporation offices at 40 Broad Street, Boston, Massachusetts 02109, as ADMINISTRATIVE AGENT and as COLLATERAL AGENT (with any successor in such capacities, so referred to herein) for the ratable benefit of the "Lenders" named therein and the Lenders on the one hand, and HomePlace of America, Inc. as "Lead Borrower" and each of the Borrowers, on the other.

         This is a "Term Note" to which reference is made in the Loan Agreement, and is subject to all terms and provisions thereof. The principal of, and interest on, this Note shall be payable as provided in the Loan Agreement and shall be subject to acceleration as provided therein.

         The Administrative Agent's books and records concerning loans and advances pursuant to the Revolving Credit, the accrual of interest thereon, and the repayment of such loans and advances, shall be prima facie evidence and proof of the indebtedness of the Borrowers to the Term Lender hereunder.


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         No delay or omission by the Term Lender, the Administrative Agent, or the Collateral Agent in exercising or enforcing any of their respective powers, rights, privileges, remedies, or discretions hereunder shall operate as a waiver thereof on that occasion nor on any other occasion. No waiver of any default hereunder shall operate as a waiver of any other default hereunder, nor as a continuing waiver.

         Each Borrower, and each endorser and guarantor of this Note, respectively waives presentment, demand, notice (not otherwise specifically required pursuant to the Loan Agreement), and protest, and also waives any delay on the part of the holder hereof. Each assents to any extension or other indulgence (including, without limitation, the release or substitution of collateral) permitted by the Term Lender with respect to this Note and/or any collateral given to secure this Note or any extension or other indulgence with respect to any other liability or any collateral given to secure any other liability of any Borrower or any other person obligated on account of this Note.

         This Note shall be binding upon each Borrower and each endorser and guarantor hereof, and upon their respective heirs, successors, assigns, and representatives, and shall inure to the benefit of the Term Lender and its successors, endorsees, and assigns.

         The liabilities of each Borrower, and of any endorser, or guarantor of this Note, are joint and several; provided, however, the release by the Term Lender, the Collateral Agent or the Administrative Agent of any one or more such person, endorser, or guarantor shall not release any other person obligated on account of this Note. Each reference in this Note to the Borrowers, any endorser, and any guarantor, is to such person individually and also to all such persons jointly. No person obligated on account of this Note may seek contribution from any other person also obligated unless and until all liabilities, obligations, and indebtedness to the Term Lender of the person from whom contribution is sought have been satisfied in full.

         This Note is delivered to the Term Lender at an office of the Administrative Agent in Boston, Massachusetts, shall be governed by the laws of The Commonwealth of Massachusetts, and shall take effect as a sealed instrument.

         Each Borrower makes the following waiver knowingly, voluntarily, and intentionally, and understand that the Term Lender, in the establishment and maintenance of the relationships of the Term Lender, the Administrative Agent, and the Collateral Agent with the Borrowers contemplated by this Note, is relying thereon. EACH BORROWER, TO THE EXTENT ENTITLED THERETO, WAIVES ANY PRESENT OR FUTURE RIGHT OF THAT BORROWER, OR OF ANY GUARANTOR OR ENDORSER OF THAT BORROWER OR OF ANY OTHER PERSON LIABLE TO THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT, OR THE TERM LENDER ON ACCOUNT OF OR IN RESPECT TO THE LIABILITIES OF THE BORROWER TO THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT, AND

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TO THE TERM LENDER, TO A TRIAL BY JURY IN ANY CASE OR CONTROVERSY IN WHICH THE
TERM LENDER OR THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT, IS OR BECOMES A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST THE TERM LENDER OR THE ADMINISTRATIVE AGENT, OR THE COLLATERAL AGENT, OR IN WHICH THE TERM LENDER OR THE ADMINISTRATIVE AGENT, OR THE COLLATERAL AGENT, IS JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF, OR IS IN RESPECT TO, ANY RELATIONSHIP AMONG OR BETWEEN THAT BORROWER, ANY SUCH PERSON, THE TERM LENDER, AND/OR THE ADMINISTRATIVE AGENT, AND/OR THE COLLATERAL AGENT.

THE BORROWERS

HOMEPLACE OF AMERICA, INC.               HOMEPLACE STORES, INC.

By_________________________________      By__________________________________

Print Name:________________________      Print Name:_________________________

Title:_____________________________      Title:______________________________

HOMEPLACE MANAGEMENT, INC.               HOMEPLACE STORES TWO, INC.

By_________________________________      By__________________________________

Print Name:________________________      Print Name:_________________________

Title:_____________________________      Title:______________________________


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